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Exhibit 10.a.4

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statements No. 333-12398 and No. 333-101797 of Xcelera, Inc. each on Form S-8 of our report dated July 24, 2002, relating to Xcelera, Inc.'s consolidated financial statements as of January 31, 2002 and for the years ended January 31, 2002 and 2001, appearing in this Annual Report on Form 20-F of Xcelera, Inc. for the year ended January 31, 2003.

/s/ DELOITTE & TOUCHE LLP

Stamford, Connecticut
July 29, 2003

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  Exhibit 10.a.4
INDEPENDENT AUDITORS' CONSENT